                                     [LOGO]
                              SOURCE CAPITAL, INC.

                                      1997
                                 ANNUAL REPORT
                         for the year ended December 31

DIRECTORS

Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton
Kenneth L. Trefftzs

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (212) 613-7427

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

--------------------------------------------------------------------------------

                         SUMMARY FINANCIAL INFORMATION

                                                                                     For the year ended December 31,
                                                                         --------------------------------------------------------
                                                                                    1997                         1996
                                                                         ---------------------------  ---------------------------
                                                                             Total                        Total
                                                                              Net        Per Common        Net        Per Common
                                                                             Assets         Share         Assets         Share
                                                                         --------------  -----------  --------------  -----------
Beginning of year......................................................    $382,146,427   $   45.35     $362,086,804   $   42.58
Net gain on investments, realized and unrealized.......................      76,662,465       10.50       59,669,461        8.25
Income available to Common shareholders................................       3,232,410        0.43        4,722,996        0.65
Distributions to Common shareholders...................................     (44,409,618)      (6.08)     (44,332,834)      (6.13)
Proceeds from shares issued for distributions reinvested by
  shareholders.........................................................       7,858,423      --             --            --
                                                                         --------------  -----------  --------------  -----------
    Net changes during year............................................    $ 43,343,680   $    4.85     $ 20,059,623   $    2.77
                                                                         --------------  -----------  --------------  -----------
End of year............................................................    $425,490,107   $   50.20     $382,146,427   $   45.35
                                                                         --------------  -----------  --------------  -----------
                                                                         --------------  -----------  --------------  -----------
Common market price per share..........................................         51 1/16                       45 1/2
Common market premium to net asset value...............................            1.7%                         0.3%
Preferred asset coverage...............................................            786%                         706%
Preferred liquidation preference per share.............................          $27.50                       $27.50
Preferred market price per share.......................................              29                       28 5/8

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $425,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,397,259 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 17 subsequent increases to the current rate of $4.00. Maintenance of the current $4.00 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $40.00.

                           DIVIDEND REINVESTMENT PLAN

  Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Chase Manhattan Bank ("Agent") c/o ChaseMellon Shareholder Services, L.L.C., Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07660-1938, acts as agent for participants under the Plan.

  A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

  Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

  For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

  In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

  All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

1997 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $425,490,107 at December 31, 1997. After providing for Preferred Stock equity, Common equity amounted to $371,336,777 or $50.20 of net asset value per Common share. This compared with total net assets of $382,146,427, Common equity of $327,993,097 and net asset value per Common share of $45.35 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $49,135,727. As a result, Source Capital achieved a total investment return during 1997 of 25.4% on its Common net asset value (23.0% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

 The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

NET INVESTMENT INCOME

  As has been the case for the past several years, net investment income has continued to decline. Most of this decline has occurred on the interest side of net investment income while the dividend side has remained essentially flat with 1996. Holdings in commercial paper have declined this year as the asset allocation to equities has increased with a resulting decline in the cash position. Specifically, net investment income amounted to $1,964,401 and $7,958,519 for the fourth quarter and full year, respectively, compared with $2,425,030 and $9,449,105 in 1996. After providing for Preferred dividends, net investment income per Common share totaled $0.09 and $0.43 for the fourth quarter and full year, respectively, compared with $0.17 and $0.65 earned in the corresponding periods of 1996.

--------------------------------------------------------------------------------

                                                       SOURCE CAPITAL             STOCK MARKET INDICES         FIXED-INCOME INDICES
                                                  ------------------------  ---------------------------------  ---------------------
                                                     TOTAL       COMMON      RUSSELL      S&P                     LEHMAN BROTHERS
                     PERIOD                       NET ASSETS     EQUITY       2500        500         DJIA     GOVT/CORP BOND INDEX
------------------------------------------------  -----------  -----------  ---------  ----------  ----------  ---------------------
                      1997                             +23.0%       +25.4%      +24.4%      +33.4%      +24.9%            + 9.8%
                      1996                             +20.0        +21.9       +19.0       +23.3       +28.9             + 2.9
                      1995                             +18.7        +20.7       +31.7       +37.5       +36.9             +19.2
                      1994                             + 2.0        + 0.6       - 1.1       + 1.3       + 5.0             - 3.5
                      1993                             + 6.7        + 6.3       +16.5       +10.0       +17.0             +11.0
                      1992                             +12.5        +13.3       +16.2       + 7.7       + 7.4             + 7.6
                      1991                             +19.7        +22.2       +46.7       +30.6       +24.3             +16.1
                      1990                             - 1.2        - 3.2       -14.9       - 3.1       - 0.5             + 8.3
                      1989                             +21.1        +23.9       +19.4       +31.7       +32.3             +14.2
                      1988                             +15.2        +16.8       +22.7       +16.6       +16.2             + 7.6
                      1987                             + 3.0        + 1.7       - 4.7       + 5.3       + 5.6             + 2.3
                      1986                             +12.8        +13.9       +12.0       +18.7       +27.3             +15.6
                      1985                             +24.2        +28.5       +31.9       +31.8       +33.7             +21.3
                      1984                             +11.9        +12.8       - 4.1       + 6.3       + 1.4             +15.0
                      1983                             +18.4        +21.3       +27.7       +22.6       +26.1             + 8.0
                      1982                             +21.6        +26.1       +26.7       +21.5       +27.2             +31.1
                      1981                             +14.2        +16.0       + 3.0       - 5.3       - 3.7             + 7.3
                      1980                             +19.2        +23.1       +34.3       +32.4       +22.2             + 3.0
                      1979                             +26.6        +35.0       +38.4       +18.7       +10.7             + 2.3
                      1978                             +16.1        +19.7         N/A       + 6.4       + 2.8             + 1.2
                      1977                             +13.0        +15.1         N/A       - 7.2       -12.9             + 3.0
                Annual Compound
                Rate of Return:
                    19 years                           +15.0        +16.7       +17.1       +17.2       +17.4             +10.2
                    21 years                           +14.9        +16.8         N/A       +15.4       +15.0             + 9.4


                                                   TREASURY
                     PERIOD                       BILL YIELDS
------------------------------------------------  -----------
                      1997                             + 5.2%
                      1996                             + 5.3
                      1995                             + 5.7
                      1994                             + 4.2
                      1993                             + 3.1
                      1992                             + 3.6
                      1991                             + 5.8
                      1990                             + 7.8
                      1989                             + 8.2
                      1988                             + 6.2
                      1987                             + 5.9
                      1986                             + 6.0
                      1985                             + 7.5
                      1984                             + 9.6
                      1983                             + 8.6
                      1982                             +10.7
                      1981                             +14.1
                      1980                             +11.6
                      1979                             +10.3
                      1978                             + 7.2
                      1977                             + 5.4
                Annual Compound
                Rate of Return:
                    19 years                           + 7.3
                    21 years                           + 7.2

DISTRIBUTIONS TO COMMON SHAREHOLDERS
  The distribution rate on Source Capital Common Stock is currently at the $4.00 annual rate which has been in effect since September 1997. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 22 years ago, continuing growth in net asset value has led to 17 increases in the distribution rate totaling 186%. This growth was achieved despite payments to shareholders in excess of net investment income of $316,406,794 or $48.64 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $4.00 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $40.00.

 Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1997, and these sales have resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.
 As a result of these changes, the Company realized $42,884,612 in net capital gains in 1997. Distribution of these gains required payment of a special distribution of $2.23 per share to Common shareholders on December 15, 1997 in addition to the $1.00 per share regular quarterly distribution to Common shareholders. Detailed tax information is presented on page 11.

MARKET PRICES AND SHAREHOLDER RETURNS
  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished. The experience of the past year clearly illustrates the positive side of this phenomenon as the 0.3% market premium to net asset value at 12/31/96 increased to a 1.7% premium one year later, and the shareholder returns benefited accordingly. The following table presents 1997 market returns for both Common and Preferred shareholders:

                                Common      Preferred
                                 Stock        Stock
                              -----------  -----------
Change in Market Value:
  NYSE Closing Price
    - 12/31/97..............   $ 51.0625    $ 29.0000
  NYSE Closing Price
    - 12/31/96..............   $ 45.5000    $ 28.6250
                              -----------  -----------
  Net Change in 1997........   $  5.5625    $  0.3750
Distributions in 1997.......      6.0800       2.4000
                              -----------  -----------
Total Return -- Amount......   $ 11.6425    $  2.7750
Total Return -- Percent.....       25.6%         9.7%

 Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 26.9% during 1997 as they benefited from appreciation of shares acquired with their distributions. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during the 21 years since inception experienced an annual compound rate of return of 18.8%.

COMMENTARY

  The marked outperformance of large market-cap companies, which we discussed in our letter a year ago, continued throughout most of 1997. As a result, the S&P 500 Index, whose performance is dominated by a relatively few very large companies, greatly outperformed indexes more representative of most of the market.

                                1996       1997
                              ---------  ---------
    S&P 500                     +23.25%    +33.38%
    Russell 2500                +19.03%    +24.36%
    Russell 2000                +16.49%    +22.36%

 Even within the S&P 500, performance disparities were astonishing, and the 300 largest companies (market caps over $5 billion) significantly outperformed the others.

                  1997               Market
  S&P 500     Performance*         Cap Range
------------  -------------  ----------------------
Largest 20%        +39.5%    $18 - 240 billion
Next 20%           +34.5%    $9 - 18   billion
Middle 20%         +32.0%    $5 - 9    billion
Next 20%           +14.4%    $2.7 - 5  billion
                             $340 million - 2.7
Smallest 20%       +12.5%    billion

  * Excludes Dividends

 We are very pleased that our portfolio again outperformed the Russell 2500, the index which is the closest match to the market caps and portfolio weightings of the companies we hold. This performance is especially gratifying because the low-beta, high-quality companies in our portfolio would typically find it difficult to keep up with such a strong market -- as was the case in 1995.

                      1995       1996       1997
                    ---------  ---------  ---------
    Source Capital     +20.7%     +21.9%     +25.4%
    Russell 2500       +31.7%     +19.0%     +24.4%

 A year ago we expressed our caution about the prospects for the stock market and the economy, arguing that the age of the economic recovery and some evidence of labor market tightness could eventually produce profit pressure and stock market weakness. Although the stock market's 1997 performance clearly demonstrated that we were premature, it seems certain that recent events in Asia have heightened the risks to the profit growth of many U.S. companies. This clearly could have adverse implications for equity returns in 1998. Also supporting this point is the following table, which compares S&P profit growth with stock price growth for 1995-1997. Market valuation levels have increased significantly over the past three years, driven by an economic environment in which very little went wrong.

                                                      Cumulative
                      1995       1996       1997         Gain
                    ---------  ---------  ---------  -------------
S&P Operating
 Earnings                +18%        +4%       +12%          +37%
S&P 500 Index            +38%       +23%       +33%         +126%

 Our investment approach continues to emphasize the ownership of high-return companies, purchased and held at relatively attractive valuations. We believe that this strategy will continue to produce rewarding returns, achieved with significantly lower risk than the market averages.

 Our current portfolio reflects this approach. Its component companies have a history of outstanding growth, earn high returns, and have relatively unleveraged balance sheets. Despite these superior characteristics, the companies are priced at valuation levels well below those of the market as a whole.

                                                S&P
                               Portfolio    Industrials
                              -----------  -------------
EPS Growth Rate (10 year)            17%            9%
Return on Assets                     10%            5%
Debt % Capital                       25%           54%
PE Ratio                             18x           24x

 One of the most dynamically growing parts of the U.S. economy over the past decade has been technology. This has also been an area of the stock market where we have found it difficult to participate, in part because the rapid changes in specific products and corporate market shares make historical company performance a poor guide to future success. Our under-representation in technology has been a cause of increasing concern, however, as its importance to the economy, and its contribution to overall stock market returns has increased over time.
 One approach we have developed to deal with this problem is to search out companies which can fully participate in the growth of the technology sectors of the economy, yet not take the significant product and company specific risks which have made many portfolio investments in this area so risky. The companies we have identified and purchased which fit these requirements manufacture products like connectors, wire and cable, passive devices, electronics enclosures, or distribute electronic components. They can be described as "chicken techs."

 ARROW ELECTRONICS is the world-wide leader in distribution of electronics components. It carries products from most major suppliers and sells to a wide variety of customers, mostly original equipment manufacturers making electronics products. Because of this supplier and customer diversification, changes in the fortunes of individual companies will have little effect on Arrow.

 Distributors have become increasingly important in the industry as components manufacturers have concluded that reaching small and medium-sized customers with a direct sales force is too expensive. While the manufacturers concentrate on a small number of very large customers, Arrow and other distributors take care of servicing the rest. As the result of this industry trend, the dynamic growth in the use of electronics in society, and key acquisitions, Arrow's revenues have grown at a 35% rate over the past five years, from $1.6 billion in 1992 to over $7 billion in 1997.

 BELDEN is a leading manufacturer of specialty wire and cable products for a wide variety of applications. Some typical uses for Belden products are computer related products (office networks, peripheral interconnections, internal wiring), audio-video (broadcast TV and radio, music production, sports arenas and stadiums, cable TV), and industrial (factory automation, fire and security systems, instrumentation and control). A number of these areas, notably computer networking and industrial automation and controls have been dynamic growth areas, enabling Belden to benefit from the rapid pace of innovation in the electronics and computer industries.

 Belden has also been astute in its acquisition program, broadening its product line and geography, while demonstrating an ability to improve the profitability of the businesses it has purchased.

 KEMET is one of the leading producers of ceramic and tantalum capacitors, passive devices which store and regulate the flow of electricity. Capacitors are ubiquitous in electronics applications and products, and KEMET's products are used in computers, telecommunications equipment, automotive and industrial electronics, and military and aerospace systems. Not only does KEMET benefit from the growth of these applications, but the increasing complexity of electronics products also demands an increased number of capacitors. As a result, KEMET has grown sales at a 14% annual rate over the past five years, despite the rapid unit price declines which are common in electronics components.

 METHODE ELECTRONICS is a manufacturer of electronics connectors and automotive controls, each area representing about half of Methode's sales. Automotive electronics has grown rapidly in the last two decades, driven by increased use of remote motors, sensors, controls, music and security systems, and diagnostics. Methode is an important supplier of many of these devices or systems, and its business has also grown quickly, both in the U.S. and, more recently, in Europe.

 Electronics connectors are crucial to all electronics, and as these products have become smaller and more sophisticated, so have their connectors. Though it shares some of the technological dynamism of its electronics customers, the connector business has been characterized by much greater stability in profitability and market share. This has made investment in Methode, and possibly other connector companies in the future, more comfortable for us.

 Operating in its dynamic market place, and helped by some acquisitions, Methode's sales have grown at an 18% annual rate over the past five years, and earnings have risen steadily as well.

 CHANNELL COMMERCIAL is a manufacturer of thermoplastic enclosures used by cable TV and telephone companies, most often at curbside. Though clearly not a high tech product, Channell's enclosures play an important role in protecting its customers' electronics from water, humidity, vandalism and accidental damage, while still permitting service and maintenance access. As Channell's customers expand their product offerings -- cable companies enter the telephone and data transmission business, and phone companies add cable services -- they are demanding larger and more sophisticated enclosures from Channell. We expect this will enable Channell to extend its record of rapid income and sales growth.

 The table below compares some financial data for these companies with that of the S&P Industrials:

               Five Year Growth
             --------------------                  PE
               Sales     Income    Market Cap      --
             ---------  ---------  -----------
                                          $3.1
Arrow           36%        19%         billion        15x
                                          $1.0
Belden          15%        16%         billion        16x
Channell        25%        45%     $75 million        13x
                                          $675
KEMET           14%        19%         million        12x
                                          $500
Methode         18%        22%         million        13x

S&P
Industrials     4%         13%      $6 billion        24x

 These five companies accounted for 9% of Source Capital's equity investments at the end of 1997. We hope to increase this percent over time as we find other companies with similarly attractive economic and financial characteristics.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
Senior Vice President and
  Chief Investment Officer

February 2, 1998

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1997

COMMON STOCKS                                                               Shares          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
PRODUCER DURABLE GOODS -- 19.3%
Denison International plc (ADR)*........................................      332,300  $    5,653,091  $    5,732,175
Donaldson Company, Inc..................................................      149,400       3,775,799       6,732,338
Federal Signal Corporation..............................................      178,200       3,948,396       3,853,575
Graco Inc...............................................................      278,400       5,590,836      10,387,800
Holophane Corporation*..................................................      535,500       9,319,851      13,253,625
IDEX Corporation........................................................      380,800       9,025,659      13,280,400
Kaydon Corporation......................................................      426,800       5,736,940      13,924,350
Leggett & Platt, Incorporated...........................................      141,100       3,276,951       5,908,562
TriMas Corporation......................................................      264,210       6,049,204       9,082,219
                                                                                       --------------  --------------
                                                                                       $   52,376,727  $   82,155,044
                                                                                       --------------  --------------
BUSINESS SERVICES & SUPPLIES -- 13.4%
Arrow Electronics, Inc.*................................................      223,000  $    4,848,084  $    7,233,563
Bacou USA, Inc.*........................................................      276,500       4,547,156       4,838,750
Devon Group, Inc.*......................................................      195,300       3,007,100       8,983,800
Expeditors International of Washington, Inc.............................      147,400         946,121       5,674,900
Franklin Covey Co.*.....................................................      295,700       6,213,005       6,505,400
Galileo International, Inc..............................................      366,900       9,514,651      10,135,612
Kennametal Inc..........................................................       70,000       2,436,097       3,626,875
Manpower Inc............................................................      288,600       9,045,647      10,173,150
                                                                                       --------------  --------------
                                                                                       $   40,557,861  $   57,172,050
                                                                                       --------------  --------------
RETAILING -- 8.2%
Arbor Drugs, Inc........................................................      404,100  $    2,928,313  $    7,475,850
Bob Evans Farms, Inc....................................................      178,300       3,385,842       3,944,888
Circuit City Stores, Inc................................................      228,000       7,025,807       8,108,250
O'Reilly Automotive, Inc.*..............................................      240,600       3,965,918       6,315,750
Toys "R" Us, Inc.*......................................................      183,200       4,730,405       5,759,350
Viking Office Products, Inc.*...........................................      148,300       2,085,241       3,234,794
                                                                                       --------------  --------------
                                                                                       $   24,121,526  $   34,838,882
                                                                                       --------------  --------------
MATERIALS -- 7.3%
Caraustar Industries, Inc...............................................      437,500  $    9,448,417  $   14,984,375
Nucor Corporation.......................................................      168,300       8,179,710       8,130,994
OM Group, Inc...........................................................      219,800       5,398,941       8,050,175
                                                                                       --------------  --------------
                                                                                       $   23,027,068  $   31,165,544
                                                                                       --------------  --------------
CONSUMER NON-DURABLE GOODS -- 6.3%
Lancaster Colony Corporation............................................      240,300  $    8,300,201  $   13,546,913
Newell Co...............................................................      129,600       3,111,055       5,508,000
Tupperware Corporation..................................................      275,000      10,903,667       7,665,625
                                                                                       --------------  --------------
                                                                                       $   22,314,923  $   26,720,538
                                                                                       --------------  --------------
HEALTH CARE -- 5.5%
Allergan, Inc...........................................................      281,100  $    6,568,948  $    9,434,419
DENTSPLY International Inc..............................................      272,000       4,793,813       8,296,000
Landauer, Inc...........................................................      199,600       4,005,745       5,588,800
                                                                                       --------------  --------------
                                                                                       $   15,368,506  $   23,319,219
                                                                                       --------------  --------------
TECHNOLOGY -- 5.4%
Belden Inc..............................................................      236,900  $    6,773,206  $    8,350,725
Channell Commercial Corporation*........................................      215,000       2,418,750       2,687,500
KEMET Corporation*......................................................      205,100       3,802,066       3,973,812
Methode Electronics, Inc. (Class A).....................................      503,400       7,847,185       8,180,250
                                                                                       --------------  --------------
                                                                                       $   20,841,207  $   23,192,287
                                                                                       --------------  --------------
ENTERTAINMENT -- 3.3%
Carnival Corporation (Class A)..........................................      254,200  $    5,653,917  $   14,076,325
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1997

                                                                           Shares or
                                                                             Face
COMMON STOCKS (CONTINUED)                                                   Amount          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
CONSUMER DURABLE GOODS -- 3.1%
Cooper Tire & Rubber Company............................................      445,400  $   10,174,718  $   10,856,625
Juno Lighting, Inc......................................................      144,100       2,057,039       2,521,750
                                                                                       --------------  --------------
                                                                                       $   12,231,757  $   13,378,375
                                                                                       --------------  --------------
BANKING -- 3.0%
Norwest Corporation.....................................................      165,176  $    2,329,752  $    6,379,923
Wells Fargo & Company...................................................       18,366       4,585,983       6,234,109
                                                                                       --------------  --------------
                                                                                       $    6,915,735  $   12,614,032
                                                                                       --------------  --------------
INSURANCE -- 2.9%
Poe & Brown, Inc........................................................      172,900  $    4,295,785  $    7,715,662
Progressive Corporation, The............................................       37,800       1,463,042       4,531,275
                                                                                       --------------  --------------
                                                                                       $    5,758,827  $   12,246,937
                                                                                       --------------  --------------
TOTAL COMMON STOCKS -- 77.7%............................................               $  229,168,054  $  330,879,233
                                                                                       --------------  --------------
PREFERRED STOCKS
REAL ESTATE INVESTMENT TRUST -- 1.9%
Crown America Realty Trust..............................................       39,000  $    1,951,792  $    2,037,750
Excel Realty Trust, Inc., Cvt...........................................      200,000       5,000,000       6,068,750
                                                                                       --------------  --------------
                                                                                       $    6,951,792  $    8,106,500
                                                                                       --------------  --------------
FINANCIAL SERVICES -- 0.5%
Phoenix Duff & Phelps Corporation (Series A), Cvt.......................       75,000  $    1,851,805  $    2,146,875
                                                                                       --------------  --------------
TOTAL PREFERRED STOCKS -- 2.4%..........................................               $    8,803,597  $   10,253,375
                                                                                       --------------  --------------
CONVERTIBLE BONDS AND DEBENTURES
REAL ESTATE INVESTMENT TRUST -- 2.1%
Alexander Haagen Properties (Series A) -- 7 1/2% 2001...................  $ 1,050,000  $      916,125  $    1,064,438
Alexander Haagen Properties (Series B) -- 7 1/2% 2001...................    2,750,000       2,459,375       2,722,500
Developers Diversified Realty Corporation -- 7% 1999....................    2,500,000       2,430,625       2,837,500
Rockefeller Center Properties, Inc. -- 0% 2000..........................    3,005,000       2,176,440       2,156,087
                                                                                       --------------  --------------
                                                                                       $    7,982,565  $    8,780,525
                                                                                       --------------  --------------
PRODUCER DURABLE GOODS -- 2.0%
DRS Technologies, Inc.
  -- 8 1/2% 1998........................................................  $   719,000  $      627,328  $      740,570
  -- 9% 2003............................................................    2,000,000       2,000,000       3,240,000
Reptron Electronics, Inc. -- 6 3/4% 2004................................    5,980,000       5,798,575       4,664,400
                                                                                       --------------  --------------
                                                                                       $    8,425,903  $    8,644,970
                                                                                       --------------  --------------
HEALTH CARE -- 1.5%
IVAX Corporation -- 6 1/2% 2001.........................................  $ 1,500,000  $    1,256,125  $    1,293,750
NovaCare, Inc. -- 5 1/2% 2000...........................................    5,250,000       4,809,375       4,987,500
                                                                                       --------------  --------------
                                                                                       $    6,065,500  $    6,281,250
                                                                                       --------------  --------------
CONSUMER NON-DURABLE GOODS -- 0.4%
Bell Sports Corp. -- 4 1/4% 2000........................................  $ 2,000,000  $    1,765,724  $    1,695,000
                                                                                       --------------  --------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 6.0%..........................               $   24,239,692  $   25,401,745
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1997

NON-CONVERTIBLE BONDS AND DEBENTURES                                      Face Amount       Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
CORPORATE -- 7.2%
Busse Broadcasting Corporation -- 11 5/8% 2000..........................  $ 2,350,000  $    2,275,325  $    2,526,250
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
 -- 7.5481% 2026+.......................................................      997,300         880,130         899,440
Flagstar Corporation -- 10 7/8% 2002....................................    2,000,000       2,035,000       2,062,500
Genesco Inc. -- 10 3/8% 2003............................................    1,150,000       1,127,000       1,193,844
GPA Delaware Inc. -- 8 3/4% 1998........................................    2,000,000       2,012,500       2,035,000
Merrill Lynch Mortgage Investors, Inc. (Series 1992-B)
 -- 8.3% 2012...........................................................    1,193,000       1,212,176       1,203,066
Pacific Lumber Company, The -- 10 1/2% 2003.............................    1,000,000         967,500       1,037,500
Plantronics, Inc. -- 10% 2001...........................................    8,470,000       8,611,244       8,904,088
Primark Corporation -- 8 3/4% 2000......................................    6,472,000       6,303,973       6,686,385
Trump Atlantic City Associates -- 11 1/4% 2006..........................    4,000,000       3,925,000       3,920,000
                                                                                       --------------  --------------
                                                                                       $   29,349,848  $   30,468,073
                                                                                       --------------  --------------
U.S. GOVERNMENT AND AGENCIES -- 3.1%
Federal Home Loan Bank (Floating Rate Note)
  -- 4.81% 1998.........................................................  $ 1,000,000  $    1,000,000  $      998,438
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...................................................    3,991,100         516,485         548,776
  -- 7% 2023 (CMO)......................................................    2,203,400       2,241,995       2,248,845
  -- 8 1/2% 2024 (REMIC)................................................    3,000,000       3,018,750       3,013,125
  -- 10.15% 2006 (REMIC)................................................      260,600         258,432         264,183
Federal National Mortgage Association (REMIC)
  -- 7% 2008............................................................    1,662,700       1,652,264       1,660,102
  -- 8% 2011............................................................    1,050,000       1,055,250       1,053,281
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2006........................................................      255,400         271,090         269,287
  -- 9 3/4% 2010........................................................    1,465,700       1,551,429       1,545,397
  -- 10 1/4% 2001-2004..................................................      354,100         377,215         372,690
Government National Mortgage Association (REMIC)
  -- 7.99125% 2010......................................................    1,299,300       1,299,251       1,300,112
                                                                                       --------------  --------------
                                                                                       $   13,242,161  $   13,274,236
                                                                                       --------------  --------------
TOTAL NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 10.3%...............................................               $   42,592,009  $   43,742,309
                                                                                       --------------  --------------
TOTAL INVESTMENT SECURITIES -- 96.4%....................................               $  304,803,352  $  410,276,662
                                                                                       --------------  --------------
                                                                                       --------------
SHORT-TERM INVESTMENTS -- 3.1%
Short-term Corporate Notes:
  Coca-Cola Company, The -- 5.87% 1/9/98................................  $ 4,000,000                  $    3,994,782
  MetLife Funding, Inc. -- 5.74% 2/4/98.................................    8,000,000                       7,956,631
State Street Bank Repurchase Agreement -- 5% 1/2/98
 (Dated 12/31/97; to be repurchased at $979,272; collateralized by U.S.
 Treasury Bonds -- 7 1/4% 2016, market value $1,000,366)................      979,000                         979,136
                                                                                                       --------------
                                                                                                       $   12,930,549
                                                                                                       --------------
TOTAL INVESTMENTS -- 99.5%..............................................                               $  423,207,211
Other assets less liabilities -- 0.5%...................................                                    2,282,896
                                                                                                       --------------
TOTAL NET ASSETS -- 100%................................................                               $  425,490,107
                                                                                                       --------------
                                                                                                       --------------

*   Non-income producing securities

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.

See notes to financial statements.

                              STATISTICAL PROFILE
                                  (UNAUDITED)
                        PRINCIPAL COMMON STOCK HOLDINGS

                                                                 Fundamental Investment Data
                                     ------------------------------------------------------------------------------------
                                         Earnings/Share              Past 10 Years
                                     ----------------------  ------------------------------
                                                  Last 12                      Yrs. EPS      Total Debt %   Ret. on Beg.
                                       1987        Mos.       Growth Rate      Declined         Capital        Equity
-------------------------------------------------------------------------------------------------------------------------
Allergan                                    **   $    1.57            10%              3              21%            14%
Arbor Drugs                          $    0.11        0.60            18               0               7             19
Arrow Electronics                        (4.60)       1.99            31*              3              39             15
Bacou USA                                   **        1.11              **              0               3             18
Belden                                      **        2.35             14*              1              35             34
Bob Evans Farms                           0.68        0.95              6               3              10             10
Caraustar Industries                      0.64        2.04             13               3              53             33
Carnival (Cl. A)                          0.65        2.24             13               0              22             22
Channell Commercial                         **        0.91              * *             0               2             24
Circuit City Stores                       0.56        1.24             11               2              33             11
Cooper Tire & Rubber                      0.38        1.51             15               3              24             16
Denison Int'l plc (ADR)                     **        1.43              * *             0               6             40
DENTSPLY Int'l                              **        1.37              * *             0              22             20
Devon Group                               1.20        2.97              9               4               2             17
Donaldson                                 0.18        2.08             19               0              17             23
Expeditors Int'l Wash.                    0.25        1.26             20               1              15             24
Federal Signal                            0.32        1.29             15               1              49             22
Franklin Covey                              **        1.82             14*              1              22             17
Galileo Int'l                               **        1.44              * *             0              38             23
Graco                                     0.68        2.56             14               2               7             34
Holophane                                   **        1.57              * *             0              15             29
IDEX                                        **        1.78             15*              1              52             27
Juno Lighting                             0.54        1.10              7               2               2             13
Kaydon                                    0.50        1.86             14               1               0             27
KEMET                                       **        1.48             28*              1              29             24
Kennametal                                0.85        2.81             12               2              16             16
Lancaster Colony                          0.50        3.24             20               0               8             27
Landauer                                  0.49        1.45             11               0               0             49
Leggett & Platt                           0.56        2.08             14               3              30             23
Manpower                                    **        1.96             31*              0              29             29
Methode Electronics                       0.16        1.10             22               1               0             21
Newell                                    0.34        1.82             18               0              46             19
Norwest                                  (0.11)       1.75             17               0              76             22
Nucor                                     0.60        3.42             20               3               9             20
OM Group                                    **        1.78             17*              0              37             19
O'Reilly Automotive                         **        1.06              * *             0               7             15
Poe & Brown                                 **        2.22             11*              2              11             29
Progressive                               0.99        4.66             16               3              27             19
Toys "R" Us                               0.69        1.77             10               1              30             14
TriMas                                      **        1.77             15*              0              12             17
Tupperware                                  **        1.83              * *             1              55             38
Viking Office Products                      **        0.87             37*              0               0             23
Wells Fargo                               0.52       17.95             12               3              46             12
-------------------------------------------------------------------------------------------------------------------------
Source Portfolio                                                       17               1              25             21
Dow Jones Industrials                                                   9               2              43             25
S&P Industrials                                                         9               2              54             20
-------------------------------------------------------------------------------------------------------------------------
* 5 to 9-year growth rate
**Comparable data not available

                                     ----------------------------------------------------------------
                                                     1996-97
                                       Year-End       Price                  Price/ Book
                                         Price        Range      P/E Ratio      Value     Div. Yield
-----------------------------------
Allergan                               $      34      $26-42          21.4x         2.6x         1.5%
Arbor Drugs                                   18       8-20           30.8          5.0          1.3
Arrow Electronics                             32      18-36           16.3          2.4          0.0
Bacou USA                                      17     15-19           15.8          2.5          0.0
Belden                                         35     24-40           15.0          4.0          0.6
Bob Evans Farms                                22     12-23           23.3          2.1          1.4
Caraustar Industries                           34     19-38           16.8          4.4          1.9
Carnival (Cl. A)                               55     23-56           24.7          4.7          1.1
Channell Commercial                            12      9-17           13.7          2.6          0.0
Circuit City Stores                            36     25-46           28.7          2.1          0.4
Cooper Tire & Rubber                           24     18-28           16.1          2.4          1.6
Denison Int'l plc (ADR)                        17     16-21           12.1          3.8          0.0
DENTSPLY Int'l                                 30     19-32           22.3          4.1          0.7
Devon Group                                    46     23-49           15.5          2.2          0.0
Donaldson                                      45     24-55           21.7          4.5          0.4
Expeditors Int'l Wash.                         38     11-49           30.6          6.3          0.3
Federal Signal                                 22     20-28           16.8          3.4          3.3
Franklin Covey                                 22     17-29           12.1          1.5          0.0
Galileo Int'l                                  28     22-29           19.2          4.4          0.9
Graco                                          37     18-40           14.6          4.4          1.8
Holophane                                      25     14-26           15.8          4.0          0.0
IDEX                                           35     20-37           19.6          4.4          1.5
Juno Lighting                                  17     13-20           15.9          1.9          2.1
Kaydon                                         33     14-35           17.5          3.8          1.1
KEMET                                          19     15-31           13.1          2.7          0.0
Kennametal                                     52     28-56           18.4          2.5          1.3
Lancaster Colony                               56     33-58           17.4          4.3          1.4
Landauer                                       28     19-28           19.3          8.9          4.6
Leggett & Platt                                42     21-48           20.1          3.8          1.3
Manpower                                       35     24-50           18.0          4.7          0.5
Methode Electronics                            16     12-27           14.8          2.8          1.2
Newell                                         42     25-44           23.4          4.1          1.5
Norwest                                        39     15-39           22.1          4.2          1.7
Nucor                                          48     45-63           14.1          2.5          0.8
OM Group                                       37     22-42           20.6          2.8          0.9
O'Reilly Automotive                            26     14-28           24.8          3.3          0.0
Poe & Brown                                    45     23-47           20.1          5.1          1.3
Progressive                                   120     40-121          26.9          4.2          0.2
Toys "R" Us                                    31     20-38           17.8          2.2          0.0
TriMas                                         34     17-34           19.4          2.7          0.8
Tupperware                                     28     22-56           15.2          7.1          3.2
Viking Office Products                         22     13-34           25.1          5.1          0.0
Wells Fargo                                   339    203-350          18.9          2.3          1.5
-----------------------------------
Source Portfolio                                                      18.2          3.4          1.1
Dow Jones Industrials                  7908.25                        20.5          5.6          1.7
S&P Industrials                        1121.38                        23.7          6.7          1.5
-----------------------------------
* 5 to 9-year growth rate
**Comparable data not available

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)
                        Quarter Ended December 31, 1997

                                                                                                                 Shares or
                                                                                                                Face Amount
                                                                                                              ----------------
NET PURCHASES

COMMON STOCKS
Belden Inc..................................................................................................       20,700 shs.
Channell Commercial Corporation(1)..........................................................................      215,000 shs.
Circuit City Stores, Inc....................................................................................       64,100 shs.
Cooper Tire & Rubber Company................................................................................       57,400 shs.
Galileo International, Inc..................................................................................      263,100 shs.
KEMET Corporation(1)........................................................................................      205,100 shs.
Manpower Inc................................................................................................       80,100 shs.
Methode Electronics, Inc. (Class A).........................................................................       35,400 shs.
Nucor Corporation...........................................................................................       45,300 shs.
O'Reilly Automotive, Inc....................................................................................       16,200 shs.

CONVERTIBLE SECURITIES
Bell Sports Corp. -- 4 1/4% 2000............................................................................  $      1,380,000
Reptron Electronics, Inc. -- 6 3/4% 2004....................................................................  $      1,695,000

NET SALES

COMMON STOCKS
Allergan, Inc...............................................................................................       25,000 shs.
Arbor Drugs, Inc............................................................................................      178,400 shs.
Arrow Electronics, Inc......................................................................................       15,000 shs.
Bandag, Incorporated(2).....................................................................................      192,000 shs.
Bob Evans Farms, Inc........................................................................................      114,300 shs.
Carnival Corporation (Class A)..............................................................................       30,200 shs.
DENTSPLY International Inc..................................................................................       15,000 shs.
Donaldson Company, Inc......................................................................................       35,600 shs.
IDEX Corporation............................................................................................       25,000 shs.
Lancaster Colony Corporation................................................................................       20,000 shs.
Leggett & Platt, Incorporated...............................................................................       10,000 shs.
Newell Co...................................................................................................       12,000 shs.
Norwest Corporation.........................................................................................       15,000 shs.
OM Group, Inc...............................................................................................       10,000 shs.
Poe & Brown, Inc............................................................................................       10,000 shs.
Progressive Corporation, The................................................................................        3,000 shs.
Viking Office Products, Inc.................................................................................       15,000 shs.
Wells Fargo & Company.......................................................................................        2,000 shs.

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)
                                 CALENDAR 1997

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                           (1)           (2)
                                                                        ORDINARY      LONG-TERM
                                                          AMOUNT PAID    INCOME     CAPITAL GAIN
DATE PAID                                                  PER SHARE    DIVIDENDS   DISTRIBUTIONS
--------------------------------------------------------  -----------  -----------  -------------
PREFERRED STOCK:
03/15/97                                                   $    0.60    $    0.60        --
06/15/97                                                        0.60         0.60        --
09/15/97                                                        0.60         0.60        --
12/15/97                                                        0.60         0.60        --
                                                          -----------  -----------       ------
      TOTAL                                                $    2.40    $    2.40        --
                                                          -----------  -----------       ------
                                                          -----------  -----------       ------
COMMON STOCK:
03/15/97                                                   $   0.925    $   0.925        --
06/15/97                                                       0.925       --         $   0.925
09/15/97                                                       1.000       --             1.000
12/15/97                                                       1.000       --             1.000
12/15/97 (special year-end)                                    2.230       --             2.230
                                                          -----------  -----------       ------
      TOTAL                                                $   6.080    $   0.925     $   5.155
                                                          -----------  -----------       ------
                                                          -----------  -----------       ------

  The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 30.9% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  The amounts in column (2) are long-term capital gain distributions. In accordance with the provisions of the Taxpayer Relief Act of 1997, 46.7% of the amounts in column (2) qualify as 20% rate gain distributions and the remaining 53.3% of the amounts in column (2) qualify as 28% rate gain distributions.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 1997 tax returns. Source Capital had no undistributed long-term capital gains at year-end. Therefore, Common shareholders will not receive a Form 2439 for 1997.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

 The information above shows the cash distributions paid by Source Capital during 1997. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

  Only the distributions paid on March 15, 1997 and December 15, 1997 were reinvested at a discount from the market price and the additional taxable amount of these distributions is equivalent to $0.02483 and $0.59000, respectively, per Common share received.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     December 31, 1997
                                                                                               ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $304,803,352) -- Note A..........................................................  $  410,276,662
    Short-term corporate notes -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.................................................      12,930,549  $  423,207,211
                                                                                               --------------
  Cash.......................................................................................                             608

  Receivable for:
    Dividends and accrued interest...........................................................  $    2,067,154
    Investment securities sold...............................................................         736,756       2,803,910
                                                                                               --------------  --------------
                                                                                                               $  426,011,729

LIABILITIES
  Payable for:
    Advisory fees............................................................................  $      245,726
    Accrued dividends -- Preferred Stock.....................................................         196,921
    Accrued expenses.........................................................................          78,975         521,622
                                                                                               --------------  --------------
TOTAL NET ASSETS -- December 31, 1997........................................................                  $  425,490,107
                                                                                                               --------------
                                                                                                               --------------

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 786%) -- Note B.........................................                  $   54,153,330
                                                                                                               --------------
                                                                                                               --------------

  Net assets applicable to Common Stock -- $50.20 per share..................................                  $  371,336,777
                                                                                                               --------------
                                                                                                               --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B......................                  $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 7,397,259 shares -- Note B...................................................                       7,397,259
  Additional Paid-in Capital.................................................................                     297,320,189
  Undistributed net investment income........................................................                       4,224,707
  Undistributed net realized gain on investments.............................................                       5,167,006
  Unrealized appreciation of investments.....................................................                     105,473,310
                                                                                                               --------------
TOTAL NET ASSETS -- December 31, 1997........................................................                  $  425,490,107
                                                                                                               --------------
                                                                                                               --------------

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                                    For the year ended December 31,
                                                          ----------------------------------------------------
                                                                    1997                       1996
                                                          -------------------------  -------------------------
INVESTMENT INCOME
  Income:
    Interest............................................                $ 7,319,925                $ 8,241,608
    Dividends...........................................                  4,213,053                  4,519,900
                                                                        -----------                -----------
                                                                        $11,532,978                $12,761,508
  Expenses -- Note C:
    Advisory fees.......................................  $  2,836,701               $  2,602,494
    Transfer agent fees and expenses....................       239,812                    245,734
    Reports to shareholders.............................       218,100                    161,717
    Directors' fees and expenses........................        80,320                     81,846
    Custodian fees and expenses.........................        48,613                     50,981
    Taxes, other than federal income tax................        65,840                     65,820
    Legal and auditing fees.............................        38,285                     52,228
    Registration and filing fees........................        16,330                     20,408
    Other expenses......................................        30,458    3,574,459        31,175    3,312,403
                                                          ------------  -----------  ------------  -----------
        Net investment income -- Note A.................                $ 7,958,519                $ 9,449,105
                                                                        -----------                -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less).......................  $124,684,468               $180,179,950
    Cost of investment securities sold..................    81,799,856                135,203,285
                                                          ------------               ------------
      Net realized gain on investments -- Notes A and
        D...............................................                $42,884,612                $44,976,665

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year........  $ 71,695,457               $ 57,002,661
    Unrealized appreciation at end of year..............   105,473,310                 71,695,457
                                                          ------------               ------------
      Increase in unrealized appreciation of
        investments.....................................                 33,777,853                 14,692,796
                                                                        -----------                -----------
        Net realized and unrealized gain on
          investments...................................                $76,662,465                $59,669,461
                                                                        -----------                -----------

NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS......................                $84,620,984                $69,118,566
                                                                        -----------                -----------
                                                                        -----------                -----------

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                     For the year ended December 31,
                                          ------------------------------------------------------
                                                     1997                        1996
                                          --------------------------  --------------------------
INCREASE IN TOTAL NET ASSETS
Operations:
  Net investment income.................  $  7,958,519                $  9,449,105
  Net realized gain on investments
    -- Notes A and D....................    42,884,612                  44,976,665
  Increase in unrealized appreciation of
    investments.........................    33,777,853                  14,692,796
                                          ------------                ------------
Increase in total net assets resulting
  from operations.......................                $ 84,620,984                $ 69,118,566

Distributions to Preferred shareholders:
  From net investment income............                  (4,726,109)                 (4,726,109)

Distributions to Common shareholders:
  From net investment income............  $ (2,329,594)               $ (3,718,587)
  From net realized capital gains.......   (42,080,024)  (44,409,618)  (40,614,247)  (44,332,834)
                                          ------------                ------------
Proceeds from shares issued for
  distributions reinvested by
  shareholders -- Note B................                   7,858,423                     --
                                                        ------------                ------------
Increase in total net assets............                $ 43,343,680                $ 20,059,623

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $3,321,891 and $2,317,482..........                 382,146,427                 362,086,804
                                                        ------------                ------------
End of year, including
  undistributed net investment income
  of $4,224,707 and $3,321,891..........                $425,490,107                $382,146,427
                                                        ------------                ------------
                                                        ------------                ------------

See notes to financial statements.

--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

    Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                          Source of Distributions
                                         --------------------------
                              Amount        Net
                               Paid      Investment   Net Realized
        Date Paid            Per Share     Income     Capital Gains
--------------------------   ---------   ----------   -------------
          3/15/97             $0.925       $0.319        $0.606
          6/15/97              0.925        --            0.925
          9/15/97              1.000        --            1.000
         12/15/97              1.000        --            1.000
         12/15/97(special)     2.230        --            2.230
                             ---------   ----------      ------
                              $6.080       $0.319        $5.761
                             ---------   ----------      ------
                             ---------   ----------      ------

  The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 11 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                                          Year ended December 31,
                                                                           -----------------------------------------------------
                                                                             1997       1996       1995       1994       1993
                                                                           ---------  ---------  ---------  ---------  ---------
Per share operating performance:
Net asset value at beginning of year.....................................  $   45.35  $   42.58  $   38.52  $   41.85  $   42.87
                                                                           ---------  ---------  ---------  ---------  ---------
Net investment income....................................................  $    1.08  $    1.30  $    1.48  $    1.62  $    1.94
Net realized and unrealized gain (loss)
  on investment securities...............................................      10.50       8.25       6.84      (0.67)      1.32
                                                                           ---------  ---------  ---------  ---------  ---------
  Total from investment operations.......................................  $   11.58  $    9.55  $    8.32  $    0.95  $    3.26
                                                                           ---------  ---------  ---------  ---------  ---------
Distributions to Preferred shareholders:
  From net investment income.............................................  $   (0.65) $   (0.65) $   (0.66) $   (0.69) $   (0.72)
Distributions to Common shareholders:
  From net investment income.............................................      (0.32)     (0.51)     (0.50)     (1.14)     (1.39)
  From net realized gains................................................      (5.76)     (5.62)     (3.10)     (2.03)     (2.21)
  In excess of net realized gains........................................     --         --         --          (0.02)    --
  From Additional Paid-in Capital........................................     --         --         --          (0.41)    --
                                                                           ---------  ---------  ---------  ---------  ---------
    Total distributions..................................................  $   (6.73) $   (6.78) $   (4.26) $   (4.29) $   (4.32)
                                                                           ---------  ---------  ---------  ---------  ---------
Effect of shares issued for distributions
  reinvested by shareholders.............................................     --         --         --      $    0.01  $    0.04
                                                                           ---------  ---------  ---------  ---------  ---------

Net asset value at end of year...........................................  $   50.20  $   45.35  $   42.58  $   38.52  $   41.85
                                                                           ---------  ---------  ---------  ---------  ---------
                                                                           ---------  ---------  ---------  ---------  ---------
Per share market value at end of year....................................  $   51.06  $   45.50  $   41.88  $   37.00  $   43.25
Total investment return(1)...............................................      26.9%      24.5%      23.4%     (6.5)%     (1.8)%
Net asset value total return(2)..........................................      25.4%      21.9%      20.7%       0.6%       6.3%

Ratios/supplemental data:
  Net assets at end of year (in thousands)...............................   $425,490   $382,146   $362,087   $329,427   $330,465
  Ratio of expenses to average net assets................................      0.87%      0.89%      0.91%      0.96%      0.95%
  Ratio of net income to average net assets..............................      1.95%      2.52%      3.04%      3.36%      3.86%
  Portfolio turnover rate................................................     27.46%     41.04%     51.44%     71.39%     73.91%
  Average brokerage commission per share.................................    $0.0586    $0.0589     --         --         --
Preferred Stock:
Total shares outstanding(3)..............................................  1,969,212  1,969,212  1,969,212  1,969,212  1,969,212
Asset coverage per share(3)..............................................    $216.07    $194.06    $183.87    $167.29    $167.82
Involuntary liquidation preference per share.............................     $27.50     $27.50     $27.50     $27.50     $27.50
Average market value per share(4)........................................     $28.72     $28.50     $28.00     $27.89     $30.24

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                                 Quarter ended
                                                                   ------------------------------------------
                                                                   March 31,  June 30,   September  December
                                                                     1997       1997     30, 1997   31, 1997
                                                                   ---------  ---------  ---------  ---------
Total investment income..........................................  $2,832,137 $2,872,391 $2,974,098 $2,854,352
Net investment income............................................  $1,976,386 $1,967,579 $2,050,153 $1,964,401
Income available to Common.......................................  $ 794,859  $ 786,052  $868,625   $782,874
  Per share Common...............................................    $0.11      $0.11     $0.12      $0.09
Net realized and unrealized
  appreciation (depreciation)....................................  $(3,801,363) $43,673,202 $34,116,727 $2,673,899
  Per share Common...............................................   $(0.52)     $5.98     $4.67      $0.37

                                                                                 Quarter ended
                                                                   ------------------------------------------
                                                                   March 31,  June 30,   September  December
                                                                     1996       1996     30, 1996   31, 1996
                                                                   ---------  ---------  ---------  ---------
Total investment income..........................................  $3,158,438 $3,129,307 $3,256,062 $3,217,701
Net investment income............................................  $2,350,412 $2,203,094 $2,470,569 $2,425,030
Income available to Common.......................................  $1,168,885 $1,021,567 $1,289,042 $1,243,502
  Per share Common...............................................    $0.16      $0.14     $0.18      $0.17
Net realized and unrealized
  appreciation...................................................  $15,225,474 $10,043,278 $6,680,604 $27,720,105
  Per share Common...............................................    $2.11      $1.39     $0.92      $3.83

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      During the year ended December 31, 1997, the Company issued 165,149 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders.
NOTE C--ADVISORY FEES AND OTHER AFFILIATED
         TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the years ended December 31, 1997 and 1996, the Company paid aggregate fees of $80,000 and $81,250, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 1997 and 1996, the Company incurred legal fees of $5,960 and $15,984, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES AND SALES OF SECURITIES

      The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $104,354,394 and $136,691,674 for the years ended December 31, 1997 and 1996, respectively. Realized gains and losses are based on the specific-certificate identification method. The cost of investment securities owned at December 31, 1997 was the same for federal income tax and financial reporting purposes.

NOTE E--YEAR 2000 (UNAUDITED)

      Like other investment companies, financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Company's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Company.

NOTE F--QUARTERLY INFORMATION

      See page 15 for unaudited quarterly results of investment operations.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 1997, and the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 1997, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
January 20, 1998
--------------------------------------------------------------------------------

                           RESULTS OF ANNUAL MEETING

   Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 5, 1997:

   1. With respect to the election of five directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                                              VOTES FOR    VOTES WITHHELD
                                                                                             ------------  --------------
COMMON
Wesley E. Bellwood.........................................................................     5,320,193        54,455
Julio J. de Puzo, Jr.......................................................................     5,327,423        54,455
David Rees.................................................................................     5,327,052        54,455
Robert L. Rodriguez........................................................................     5,323,635        54,455
Lawrence J. Sheehan........................................................................     5,328,802        54,455

PREFERRED
Charles W. Stanton.........................................................................     1,448,922        21,264
Kenneth L. Trefftzs........................................................................     1,448,630        21,264

   2. With respect to continuation of the Investment Advisory Agreement, a total of 6,653,148 shares voted for, 61,152 shares voted against and 135,616 shares abstained.

   3. With respect to the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year, a total of 6,755,553 shares voted for, 24,996 shares voted against and 69,367 shares abstained.

   No broker non-votes were received with respect to any of the matters voted upon above.

SOURCE CAPITAL, INC.                             BULK RATE
11400 West Olympic Boulevard, Suite 1200       U.S. POSTAGE
Los Angeles, California 90064                      PAID
                                                   CMSS